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                                                                   EXHIBIT 10.24

                  ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.

                                     Issuer

                                   GUARANTORS

                                       and

                              THE BANK OF NEW YORK

                                    Trustee

                             SUPPLEMENTAL INDENTURE

                            Dated as of July 15, 2005

                            -------------------------

                          9 7/8% SENIOR NOTES DUE 2011


Supplemental Indenture July 15, 2005

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            THIS SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of July 15, 2005, is made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, (the "Issuer"), ALASKA COMMUNICATIONS SYSTEMS GROUP, INC., ACS OF THE NORTHLAND, INC., ACS OF ALASKA, INC., ACS OF FAIRBANKS, INC., ACS OF ANCHORAGE, INC., ACS WIRELESS, INC., ACS INTERNET, INC., ACS MESSAGING, INC., ACS INFOSOURCE, INC., ACS OF ALASKA LICENSE SUB, INC., ACS OF THE NORTHLAND LICENSE SUB, INC., ACS OF FAIRBANKS LICENSE SUB, INC., ACS OF ANCHORAGE LICENSE SUB, INC., ACS WIRELESS LICENSE SUB, INC., ACS LONG DISTANCE LICENSE SUB, INC., ACS TELEVISION LICENSE SUB, INC., ACS SERVICES, INC. AND ACS LONG DISTANCE, INC. (collectively, the "Guarantors") and THE BANK OF NEW YORK, as Trustee (the "Trustee"), under the Indenture dated as of August 26, 2003 (as amended through the date hereof, the "Indenture"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture.

                                   WITNESSETH:

            WHEREAS, the Issuer has issued its 9 7/8% Senior Notes Due 2011 (the "Notes") pursuant to the Indenture;

            WHEREAS, pursuant to Section 9.01(i) of the Indenture, the Issuer, the Guarantors and the Trustee may amend the Indenture without notice to or consent of any Holder to oure any ambiguity, omission, detect or inconsistency;

            WHEREAS, the Issuer, the Guarantors and the Trustee desire to amend the Indenture to cure certain ambiguities, omissions, defects and inconsistencies;

            WHEREAS, the Issuer has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) a copy of resolutions of the Board of Directors of the Issuer, certified by the Secretary or an Assistant Secretary of the Issuer, authorizing the execution, delivery and performance of this Supplemental Indenture, (ii) a copy of resolutions of the Boards of Directors of each of the Guarantors, certified by the Secretary or an Assistant Secretary of each of the Guarantors, authorizing the execution, delivery and performance of this Supplemental Indenture, and (iii) an Officers' Certificate or an Opinion of Counsel with and to the effect set forth in Section 7.02(b) of the Indenture;

            WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture and to make this Supplemental Indenture valid and binding have been complied with or have been done or performed; and

            NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows.

                                   ARTICLE ONE

Supplemental Indenture July 15, 2005

                                        2
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                                   AMENDMENTS

            SECTION 1.01. Amendments. Subject to Section 2.01 hereof, Section
4.03 of the Indenture is amended and restated in its entirety with the following:

            "SECTION 4.03. LIMITATION ON INDEBTEDNESS. (a) The Issuer shall not, and shall not permit any Restricted Subsidiary to, Incur any Indebtedness; PROVIDED, HOWEVER, that the Issuer or any Restricted Subsidiary may Incur Indebtedness if on the date of such Incurrence and after giving effect thereto the Debt to EBITDA Ratio would be less than 6:1; PROVIDED FURTHER, HOWEVER, that, if such Indebtedness proposed to be Incurred pursuant to the preceding proviso is Senior Indebtedness, such Senior Indebtedness may not be Incurred unless on the date of such Incurrence and after giving effect thereto the Senior Debt to EBITDA Ratio would be less than 4.5:1.

            (b) Notwithstanding the foregoing paragraph (a), the Issuer and its Restricted Subsidiaries may Incur the following Indebtedness:

                  (i) Bank Indebtedness in an aggregate principal amount not to exceed the sum of (1) with respect to a revolving credit facility, up to $50,000,000 and (2) with respect to any term loan facilities, up to an amount equal to the greater of (a) $335,000,000 and (b) the Term Loan Borrowing Base less the aggregate amount of all prepayments of principal applied to permanently reduce any such Indebtedness; provided, however, that Bank Indebtedness to be incurred under clause (2) above in excess of $335,000,000 may only be incurred if, after giving effect to such Incurrence, the Senior Debt to EBITDA Ratio would be less than 4.5:1;

                  (ii) Indebtedness of the Issuer owed to and held by any Wholly
            Owned Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Issuer or any Wholly Owned Subsidiary; PROVIDED, HOWEVER, that (1) any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any subsequent transfer of any such Indebtedness (except to the Issuer or a Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the issuer thereof and (2) if the Issuer is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Securities;

                  (iii) Indebtedness (1) represented by the Securities (not
            including any Additional Securities) and the Guarantees, (2) outstanding on the Closing Date (other than the Indebtedness described in clauses (i) and (ii) above), (3) consisting of Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause (iii) (including Indebtedness Refinancing Indebtedness) or Section 4.03 (a) or (4) consisting of guarantees of any Indebtedness permitted under clauses (i) and (ii) of this paragraph (b);

Supplemental Indenture July 15, 2005

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                  (iv) (1) Indebtedness of a Restricted Subsidiary Incurred and
            outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Issuer (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Subsidiary of, or was otherwise acquired by, the Issuer); PROVIDED, HOWEVER, that on the date that such Restricted Subsidiary is acquired by the Issuer, the Issuer would have been able to Incur $1.00 of additional Indebtedness pursuant to Section 4.03(a) after giving effect to the Incurrence of such Indebtedness pursuant to this clause (iv) and (2) Refinancing Indebtedness Incurred by the Issuer or a Restricted Subsidiary in respect of Indebtedness Incurred pursuant to this clause (iv);

                  (v) Indebtedness in respect of performance bonds, bankers'
            acceptances, letters of credit and surely or appeal bonds provided by the Issuer and the Restricted Subsidiaries in the ordinary course of their business;

                  (vi) Purchase Money Indebtedness and Capitalized Lease
            Obligations in an aggregate principal amount not in excess of $20,000,000 at any time outstanding;

                  (vii) Hedging Obligations of the Issuer or any Guarantor
            directly related to Indebtedness permitted to be Incurred by the Issuer or any Guarantor pursuant to the Indenture for the purpose of fixing or hedging interest rate risk or currency fluctuations; or

                  (viii) (1) Indebtedness of another Person Incurred and
            outstanding on or prior to the date on which such Person consolidates with or merges with or into the Issuer (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Person consolidates with or merges with or into the Issuer); PROVIDED, HOWEVER, that on the date that such transaction is consummated, the Issuer would have been able to Incur $1.00 of additional Indebtedness pursuant to Section 4.03(a) after giving effect to the Incurrence of such Indebtedness pursuant to this clause (viii) and (2) Refinancing Indebtedness Incurred by the Issuer or the Successor Issuer in respect of Indebtedness Incurred pursuant to subclause (1) of this clause (viii).

            (c) Notwithstanding the foregoing, the Issuer shall not Incur any Indebtedness pursuant to Section 4.03(b) above if the proceeds thereof are used, directly or indirectly, to repay, prepay, redeem, defease, retire, refund or refinance any Subordinated Obligations, unless such Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Obligations.

            (d) Notwithstanding any other provision of this Section 4.03, the maximum amount of Indebtedness that the Issuer or any Restricted Subsidiary may Incur pursuant to this Section 4.03 shall not be deemed to be exceeded solely as a result of fluctuations in

Supplemental Indenture July 15, 2005
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      the exchange rates of currencies. For purposes of determining the outstanding principal amount of any particular Indebtedness Incurred pursuant to this Section 4.03:

                  (i) Indebtedness Incurred pursuant to the Credit Agreement prior to or on the Closing Date shall be treated as Incurred pursuant to Section 4.03(b)(i);

                  (ii) Indebtedness permitted by this Section 4.03 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this Section 4.03 permitting such Indebtedness; and

                  (iii) in the event that Indebtedness meets the criteria of more than one of the types of indebtedness described in this Section 4.03, the Issuer, in its sole discretion, shall classify such Indebtedness and only be required to include the amount of such Indebtedness in one of such clauses."

                                  MISCELLANEOUS

            SECTION 2.01. Effectiveness. This Supplemental Indenture shall become effective on and as of the date the counterparts hereto shall have been executed and delivered by each of the parties hereto.

            SECTION 2.02. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL SUPPLEMENTAL INDENTURE.

            SECTION 2,03. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.

            SECTION 2.04. Severability. In case any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 2.05. Ratification. Except as expressly waived, amended or supplemented hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects and, as expressly waived, amended, or supplemented hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Issuer, the Guarantors and the Trustee.

            SECTION 2.06. Trustee. The Trustee accepts the trusts created by the Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Supplemental Indenture.

            SECTION 2.07. No Representations by Trustee. The recitals contained herein shall be taken as the statement of the Issuer and Guarantors, and the Trustee assumes no responsibility whatsoever for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or for the due execution hereof by the Issuer and the Guarantors.

SUPPLEMENTAL INDENTURE JULY 15, 2005
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            SECTION 2.08. Reaffirmation. The parties hereto make and reaffirm as of the date of execution of this Supplemental Indenture all of their respective representations, covenants and agreements set forth in the Indenture, as amended by this Supplemental Indenture.

            SECTION 2.09. Assignment. All covenants and agreements of the Issuer, the Guarantors, and the Trustee in the Indenture, as amended by this Supplemental Indenture, shall bind each of their respective Successors and assigns, whether so expressed or not.

            SECTION 2.10. Third-Party Beneficiaries. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture or this Supplemental Indenture.

            SECTION 2.11. Trust Indenture Act. If any provisions hereof limit, quality or conflict with a provision of the Trust Indenture Act of 1939, as amended from time to time (the "TIA"), required under the TIA to be a part of and govern this Supplemental Indenture, the provisions of the TIA shall control. If any provision hereof modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provisions shall be deemed to apply to this Supplemental Indenture as so modified or excluded, as the case may be.

            SECTION 2.12. Unity. All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture. The Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                            (signature pages follow)

Supplemental Indenture July 15, 2005


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            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed all as of the date and year first above written.

                                ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

                                By: /s/ David Wilson
                                    --------------------------------------------
                                    Name: David Wilson
                                    Title: Senior Vice President and
                                           Chief Financial Officer

                                ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

                                By: /s/ David Wilson
                                    --------------------------------------------
                                    Name: David Wilson
                                    Title: Senior Vice President and
                                           Chief Financial Officer

                                ACS OF THE NORTHLAND, INC.
                                ACS OF ALASKA, INC.
                                ACS OF FAIRBANKS, INC.
                                ACS OF ANCHORAGE, INC.
                                ACS WIRELESS, INC.
                                ACS INTERNET, INC.
                                ACS MESSAGING, INC.
                                ACS INFOSOURCE, INC.
                                ACS OF ALASKA LICENSE SUB, INC.
                                ACS OF THE NORTHLAND LICENSE SUB, INC.
                                ACS OF FAIRBANKS LICENSE SUB, INC.
                                ACS OF ANCHORAGE LICENSE SUB, INC.
                                ACS WIRELESS LICENSE SUB, INC.
                                ACS LONG DISTANCE LICENSE SUB, INC.
                                ACS TELEVISION LICENSE SUB, INC.
                                ACS SERVICES, INC.
                                ACS LONG DISTANCE, INC.

                                By: /s/ David Wilson
                                    --------------------------------------------
                                    Name: David Wilson
                                    Title: Senior Vice President and
                                           Chief Financial Officer

Supplemental Indenture July 15, 2005
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                               THE BANK OF NEW YORK

                               BY: /s/ Sandie Parks
                                   ---------------------------------------------
                                   Name: Sandie Parks
                                   Title: Vice President